Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES 1 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
P0005	See Block 16C	OS2585049	

6. ISSUED BY CODE ASPR/SNS

ASPR/SNS
ASPR/SNS
2945 Flowers Road
ATLANTA, GA 30341

7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR/SNS

US DEPT OF HEALTH & HUMAN SERVICES
ASPR/SNS
2945 Flowers Road
ATLANTA, GA 30341

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
Attn: STEVE RAMBO
EMERGENT PRODUCT DEVELOPMENT GAITHE
300 PROFESSIONAL DR
GAITHERSBURG MD 208793419

CODE 1365869 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

x 10A. MODIFICATION OF CONTRACT/ORDER NO.
75A50119C00071

10B. DATED *(SEE ITEM 13)*
08/30/2019

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*
Tax ID Number: [**]
DUNS Number: [**]
ACAM2000, Smallpox (Vaccinia) Vaccine, Live (ACAM)

The purpose of this modification is to exchange CANs. Exchanging with DHA 75011997PR00065 and FBI 75012015PR0028 reimbursable funds.

No further changes.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print).*		16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*) NATASHA Y. ROWLAND	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED 30 DEC 19	16B. UNITED STATES OF AMERICA /s/ Natasha Rowland S	16C. DATE SIGNED 09/29/2021

(Signature of person authorized to sign) (Signature of Contracting Officer) STANDARD FORM 30 (Rev. 11/2016) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF	
	75A50119C00071/P00005	2	3

NAME OF OFFEROR OR CONTRACTOR

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869

ITEM No. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Period of Performance: 08/30/2019 to 08/29/2029 Change Item 5 to read as follows (amount shown is the obligated amount):				
5	Warm based manufacturing delivery for ACAM2000 Vaccine CAN 199SN21 [**] Obligated Amount: [**] Accounting Info: 2021.199SN21.26088 Appr. Yr.: 2021 CAN: 199SN21 Object Class: 26088 Funded: [**] Change Item 6 to read as follows (amount shown is the obligated amount):				[**]
6	Warm based manufacturing delivery for ACAM2000 Vaccine CAN 199SN20 [**] Obligated Amount: $[**] Accounting Info: 2021.199SN20.26088 Appr. Yr.: 2012 CAN: 199SN20 Object Class: 26088 Continued …				[**]

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50119C00071/P00005 | PAGE 3 OF 3

NAME OF OFFEROR OR CONTRACTOR
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869

ITEM No. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Funded: $[**]				
	Add Item 7 as follows:				
7	2004 Option 2 Year 3 ACAM 2000 Vaccine (FBI Reimursable) Obligated Amount: $[**] Project Data: 131036.1HA000SSNS01.26088-Strategic National Stock.09/28/2021 Accounting Info: 2021.1990304.26088 Appr. Yr.: 2021 CAN: 1990304 Object Class: 26088 Funded: $[**]				[**]
	Add Item 8 as follows:				
8	2004 Option 2 Year 3 ACAM 2000 Vaccine (DHA Reimburs) Obligated Amount: $[**] Project Data: 131958.1.HA00OSSNS01.26088-Strategic National Stock.09/28/2021 Accounting Info: 2021.1990475.26088 Apr. Yr: 2021 CAN: 1990475 Object Class: 26088 Funded: $[**]				[**]

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110